SECURITIES AND EXCHANGE COMMISSION

                              Washington, D.C. 20549


                                      FORM 8-K


                                   CURRENT REPORT




       Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

                                      October 3, 2003
                 Date of Report  (Date of earliest event reported)


                             Plymouth Rubber Company, Inc.
                (Exact name of registrant as specified in its charter)



             Massachusetts            1-5197                  04-1733970
      State or other jurisdiction) (Commission    (IRS Employer of incorporation
                                    File Number)             Identification No.)



              104 Revere Street, Canton, Massachusetts           02021
             (Address of principal executive offices)         (Zip Code)



                                       (781) 828-0220
                    Registrant's Telephone Number, including area code



                                             None
             (Former Name or Former Address, if changed since last report )



Item 7. Exhibits


( c)  Exhibits:


Exhibit No.     Description


99.1            Press release issued by Plymouth Rubber Company, Inc.
                on October 3, 2003 reporting financial results for the third quarter of fiscal 2003.



Item 12.  Results of Operations and Financial Condition.

The Company is furnishing a press release that was issued on October 3, 2003 reporting financial results for the third quarter of fiscal 2003, a copy of which is attached hereto as Exhibit 99.1.











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                                      SIGNATURES



Pursuant to the provisions of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized







                              PLYMOUTH RUBBER COMPANY, INC.
                                      (Registrant)



Date:  October 3, 2003                    By  /s/ Joseph J. Berns
                                              Joseph J. Berns
                                       Vice President-Finance and Treasurer


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